UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2006
GLOBAL EMPLOYMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51737	43-2069359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

10375 Park Meadows Dr., Suite 375
Lone Tree, Colorado		80124
(Address of Principal Executive Offices)		(Zip Code)
(303) 216-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definite Agreement
Item 9.01. Exhibits
SIGNATURE
Exhibit Index
Convertible Note and Warrant Sale Agreement
First Amendment to Notes Securities Purchase Agreement
First Amendment to Security Agreement, Pledge Agreement and Guaranty
First Amendment to Amended and Restated Credit and Security Agreement
Press Release

Item 1.01 Entry into a Material Definite Agreement
On September 28, Global Employment Holdings, Inc., referred to herein as Global, entered into a convertible note and warrant sale agreement with Amatis Limited and a number of purchasers named therein. Under the agreement, Global purchased $5,744,000 principal amount of its convertible secured notes (convertible into 919,040 shares of common stock), along with warrants to purchase 91,904 shares of our common stock, from Amatis Limited. The purchase price was 87% of the principal amount. We retired the purchased notes and warrants. In addition, 13 of our directors and officers purchased, at the same price, an additional $2,303,000 principal amount of the notes, together with warrants to purchase 36,848 shares. Amatis Limited sold the balance of its position in our convertible notes, $10,123,000 principal amount (together with the 161,968 warrants purchased with the notes), to existing investors in our convertible notes at the same price. Global issued the convertible notes on March 31, 2006. We financed the purchase with borrowings under an existing credit facility with Wells Fargo Bank, National Association. We closed the transaction contemplated by the convertible note and warrant sale agreement on September 29, 2006.
On the same date, we entered into a first amendment to notes securities purchase agreement with Global Employment Solutions, Inc. and a number of investors named therein, and a first amendment to security agreement, pledge agreement and guaranty with Global Employment Solutions, each of its subsidiaries, Amatis Limited and Whitebox Convertible Arbitrage Partners, LP. These two agreements replace Amatis Limited with Whitebox Convertible Arbitrage Partners as the collateral agent for the investors in our convertible notes and associated warrants.
On September 26, 2006, Global Employment Solutions and certain of its subsidiaries entered into a first amendment to their amended and restated credit agreement with Wells Fargo. The first amendment amends a definition and a covenant in the credit agreement to increase the available amount of borrowings, without increasing the maximum amount of borrowings allowed under the credit agreement. In the first amendment, Wells Fargo also consented to the purchase and retirement of the convertible notes and warrants purchased by us from Amatis Limited.
Item 9.01. Exhibits

Exhibit #	Description	Reference
10.1	Convertible Note and Warrant Sale Agreement, dated as of September 28, 2006, between Amatis Limited, Global Employment Holdings, Inc. and the purchasers named in Schedule I thereto	Filed herewith.

10.2	First Amendment to Notes Securities Purchase Agreement, dated as of September 28, 2006, by and among Global Employment Holdings, Inc., Global Employment Solutions, Inc., and the investors listed on the signature pages thereto	Filed herewith.

10.3	First Amendment to Security Agreement, Pledge Agreement and Guaranty, dated as of September 28, 2006, by and among Global Employment Holdings, Inc. Global Employment Solutions, Inc., various subsidiaries of Global Employment Solutions, Inc., Amatis Limited and Whitebox Convertible Arbitrage Partners, LP	Filed herewith.

Exhibit #	Description	Reference
10.4	First Amendment to Amended and Restated Credit and Security Agreement, dated as of September 26, 2006, by and among Wells Fargo Bank, National Association, Global Employment Solutions, Inc. and various subsidiaries	Filed herewith.

99.1	Press release	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.
Date: October 4, 2006	By:	/s/ Howard Brill
Howard Brill
President and Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference
10.1	Convertible Note and Warrant Sale Agreement, dated as of September 28, 2006, between Amatis Limited, Global Employment Holdings, Inc. and the purchasers named in Schedule I thereto	Filed herewith.

10.2	First Amendment to Notes Securities Purchase Agreement, dated as of September 28, 2006, by and among Global Employment Holdings, Inc., Global Employment Solutions, Inc., and the investors listed on the signature pages thereto	Filed herewith.

10.3	First Amendment to Security Agreement, Pledge Agreement and Guaranty, dated as of September 28, 2006, by and among Global Employment Holdings, Inc. Global Employment Solutions, Inc., various subsidiaries of Global Employment Solutions, Inc., Amatis Limited and Whitebox Convertible Arbitrage Partners, LP	Filed herewith.

10.4	First Amendment to Amended and Restated Credit and Security Agreement, dated as of September 26, 2006, by and among Wells Fargo Bank, National Association, Global Employment Solutions, Inc. and various subsidiaries	Filed herewith.

99.1	Press release	Filed herewith.